                                                                   Exhibit 99.24

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[686,138,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-WMC1

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                               FEBRUARY [2], 2006

                              (MERRILL LYNCH LOGO)

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $217,223,361
Aggregate Original Principal Balance      $217,230,272
Number of Mortgage Loans                           710

                                MINIMUM    MAXIMUM   AVERAGE (1)
                                -------   --------   -----------
Original Principal Balance      $65,000   $776,000     $305,958
Outstanding Principal Balance   $64,900   $776,000     $305,948

                                 MINIMUM   MAXIMUM   WEIGHTED AVERAGE (2)
                                 -------   -------   --------------------
Original Term (mos)                 360       360             360
Stated remaining Term (mos)(5)      353       359             359
Loan Age (mos)(5)                     1         7               1
Current Interest Rate             4.875%    8.990%          6.765%
Initial Interest Rate Cap (3)     1.000%    5.000%          3.373%
Periodic Rate Cap (3)             1.000%    1.000%          1.000%
Gross Margin (3)                  2.500%    8.000%          6.261%
Maximum Mortgage Rate (3)        11.375%   15.490%         13.264%
Minimum Mortgage Rate (3)         2.500%    8.990%          6.755%
Months to Roll (3)                   17       119              41
Original Loan-to-Value            28.26%    95.00%          81.02%
Credit Score (4)                    580       809             675

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   06/01/2035   12/01/2035

                            PERCENT OF
                           MORTGAGE POOL
                           -------------
LIEN POSITION
1st Lien                       100.00%

OCCUPANCY
Primary                         97.92%
Second Home                      2.03
Investment                       0.05

LOAN TYPE
Fixed Rate                       0.00%
ARM                            100.00

AMORTIZATION TYPE
Fully Amortizing                 0.00%
Interest-Only                  100.00%
Balloon                            --

YEAR OF ORIGINATION
2005                           100.00%

LOAN PURPOSE
Purchase                        51.78%
Refinance - Rate/Term            2.42
Refinance - Cashout             45.80

PROPERTY TYPE
Single Family                   72.16%
Condominium                     10.15
Two- to Four-Family              3.71
Planned Unit Development        13.97

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Adjustable Rate Mortgage Loans only.

(4)  Minimum and Weighting only for loans with scores.

(5)  As of the Cut-off Date.

MORTGAGE RATES

                           NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                             OF        PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                          MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
RANGE OF MORTGAGE RATES     LOANS     OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING      LTV       DOC        IO
-----------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
5.500% or less                12     $  4,170,734       3.53%     5.347%       722       $347,561     79.17%     77.36%   100.00%
5.501% to 6.000%              75       21,622,353      18.28      5.826        696        288,298     81.23      70.96    100.00
6.001% to 6.500%             104       29,589,984      25.02      6.310        680        284,519     81.06      32.53    100.00
6.501% to 7.000%             134       32,882,871      27.81      6.788        688        245,395     81.67      20.89    100.00
7.001% to 7.500%              76       16,673,625      14.10      7.247        693        219,390     81.82      14.51    100.00
7.501% to 8.000%              49        9,192,047       7.77      7.785        688        187,593     83.95      11.03    100.00
8.001% to 8.500%              16        2,749,486       2.32      8.263        682        171,843     85.88       0.00    100.00
9.001% to 9.500%               1          284,400       0.24      9.250        681        284,400     90.00       0.00    100.00
                             ---     ------------     ------      -----        ---       --------     -----      -----    ------
TOTAL:                       471     $118,257,652     100.00%     6.643%       690       $251,078     81.81%     32.55%   100.00%
                             ===     ============     ======      =====        ===       ========     =====      =====    ======

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.875% per annum to 8.990% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.765% per annum.

REMAINING MONTHS TO STATED MATURITY

                      NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
RANGE OF                OF        PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
REMAINING MONTHS     MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
TO STATED MATURITY     LOANS     OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING      LTV       DOC        IO
------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
349 to 360              710     $217,223,361     100.00%     6.765%       675       $305,948     81.02%     38.72%   100.00%
                        ---     ------------     ------      -----        ---       --------     -----      -----    ------
TOTAL:                  710     $217,223,361     100.00%     6.765%       675       $305,948     81.02%     38.72%   100.00%
                        ===     ============     ======      =====        ===       ========     =====      =====    ======

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 353 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 359 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                               OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF ORIGINAL MORTGAGE  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN PRINCIPAL BALANCES       LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC       IO
--------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
$50,001 to $100,000             18    $  1,537,377      0.71%    7.169%      659      $ 85,410    76.61%    77.90%  100.00%
$100,001 to $150,000            78      10,085,729      4.64     6.934       664       129,304    80.39     53.74   100.00
$150,001 to $200,000            82      14,646,643      6.74     6.952       662       178,618    80.29     43.71   100.00
$200,001 to $250,000           107      23,976,521     11.04     6.834       669       224,080    80.26     45.53   100.00
$250,001 to $300,000            95      26,280,323     12.10     6.789       672       276,635    80.19     42.92   100.00
$300,001 to $350,000            82      26,734,125     12.31     6.777       675       326,026    80.92     35.68   100.00
$350,001 to $400,000            77      28,974,237     13.34     6.848       672       376,289    80.85     38.43   100.00
$400,001 to $450,000            65      27,646,788     12.73     6.740       674       425,335    82.03     40.01   100.00
$450,001 to $500,000            41      19,475,848      8.97     6.680       667       475,021    81.70     21.77   100.00
$500,001 to $550,000            23      12,067,769      5.56     6.623       693       524,686    80.61     34.79   100.00
$550,001 to $600,000            23      13,161,000      6.06     6.432       703       572,217    82.18     21.94   100.00
$600,001 to $650,000             9       5,579,747      2.57     6.643       683       619,972    82.14     66.75   100.00
$650,001 to $700,000             5       3,323,914      1.53     6.576       694       664,783    80.33     19.74   100.00
$700,001 to $750,000             3       2,187,838      1.01     6.295       759       729,279    83.31     66.43   100.00
$750,001 to $800,000             2       1,545,500      0.71     7.247       674       772,750    87.47      0.00   100.00
                               ---    ------------    ------     -----       ---      --------    -----     -----   ------
TOTAL:                         710    $217,223,361    100.00%    6.765%      675      $305,948    81.02%    38.72%  100.00%
                               ===    ============    ======     =====       ===      ========    =====     =====   ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $64,900 to approximately $776,000 and the average outstanding principal balance of the Mortgage Loans was approximately $305,948.

PRODUCT TYPES

                        NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                          OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                       MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PRODUCT TYPES            LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC       IO
-------------          --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
ARM - 2 Year/6 Month      542    $163,421,572     75.23%    6.826%      669      $301,516    81.10%    36.08%  100.00%
ARM - 3 Year/6 Month       35      10,778,473      4.96     6.686       659       307,956    84.03     59.58   100.00
ARM - 5 Year/6 Month       21       6,089,911      2.80     6.644       661       289,996    80.19     30.78   100.00
ARM - 10 Year/6 Month     112      36,933,405     17.00     6.541       708       329,763    79.91     45.64   100.00
                          ---    ------------    ------     -----       ---      --------    -----     -----   ------
TOTAL:                    710    $217,223,361    100.00%    6.765%      675      $305,948    81.02%    38.72%  100.00%
                          ===    ============    ======     =====       ===      ========    =====     =====   ======

AMORTIZATION TYPE

                          NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                            OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                         MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
AMORTIZATION TYPE          LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC       IO
-----------------        --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
60 Month Interest-Only      565    $169,699,405     78.12%    6.804%      668      $300,353    81.13%    36.67%  100.00%
120 Month Interest-Only     145      47,523,955     21.88     6.626       701       327,751    80.62     46.05   100.00
                            ---    ------------    ------     -----       ---      --------    -----     -----   ------
TOTAL:                      710    $217,223,361    100.00%    6.765%      675      $305,948    81.02%    38.72%  100.00%
                            ===    ============    ======     =====       ===      ========    =====     =====   ======

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                        NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                          OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                       MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
STATE                    LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC       IO
-----                  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Arizona                    17    $  3,240,885      1.49%    7.088%      711      $190,640    78.99%    47.14%  100.00%
California                357     130,020,393     59.86     6.708       680       364,203    80.74     33.04   100.00
Colorado                    6       1,397,900      0.64     6.699       652       232,983    81.51     59.98   100.00
Connecticut                 5       1,102,213      0.51     7.212       682       220,443    83.30     37.80   100.00
District of Columbia        4       1,150,000      0.53     6.682       651       287,500    81.67     66.96   100.00
Florida                    45      10,831,362      4.99     6.711       673       240,697    80.26     49.42   100.00
Georgia                     5         749,900      0.35     7.390       666       149,980    81.81     40.22   100.00
Idaho                       3         302,275      0.14     7.467       605       100,758    80.00    100.00   100.00
Illinois                   28       5,805,183      2.67     6.824       668       207,328    80.75     55.37   100.00
Indiana                     1         144,000      0.07     7.400       632       144,000    80.00      0.00   100.00
Louisiana                   1         107,200      0.05     7.100       607       107,200    80.00    100.00   100.00
Maryland                   37      10,841,886      4.99     6.885       662       293,024    81.23     44.45   100.00
Massachusetts              16       4,861,737      2.24     6.451       656       303,859    84.32     78.03   100.00
Michigan                    3         680,277      0.31     6.511       671       226,759    80.00     29.05   100.00
Minnesota                   3         560,920      0.26     7.321       654       186,973    82.79     69.71   100.00
Mississippi                 1         256,208      0.12     6.000       708       256,208    80.00    100.00   100.00
Missouri                    1         116,850      0.05     8.500       594       116,850    92.01    100.00   100.00
Montana                     1         144,000      0.07     6.725       654       144,000    80.00    100.00   100.00
Nebraska                    2         247,200      0.11     6.875       622       123,600    80.00     43.37   100.00
Nevada                     16       4,331,405      1.99     6.753       660       270,713    79.53     15.56   100.00
New Hampshire               4         689,050      0.32     6.555       689       172,263    79.30     48.01   100.00
New Jersey                 17       5,565,751      2.56     6.646       655       327,397    82.25     41.43   100.00
New Mexico                  2         532,000      0.24     7.380       620       266,000    86.09     39.10   100.00
New York                   32      11,730,985      5.40     6.807       684       366,593    81.68     44.01   100.00
North Carolina              3         524,000      0.24     6.711       638       174,667    80.00     64.89   100.00
Ohio                        4         505,300      0.23     7.294       638       126,325    83.10     38.89   100.00
Oklahoma                    2         534,400      0.25     6.585       686       267,200    80.00      0.00   100.00
Oregon                      2         386,000      0.18     6.970       670       193,000    80.00      0.00   100.00
Pennsylvania                7       1,884,160      0.87     7.530       669       269,166    85.19     66.24   100.00
Rhode Island                5       1,162,499      0.54     6.579       607       232,500    82.93     57.12   100.00
South Carolina              5         803,131      0.37     8.037       659       160,626    87.54     32.25   100.00
South Dakota                1         100,800      0.05     6.250       650       100,800    80.00      0.00   100.00
Tennessee                   8         915,560      0.42     6.681       691       114,445    78.59     83.66   100.00
Texas                      12       2,376,718      1.09     6.373       702       198,060    82.92     88.27   100.00
Utah                        1         397,800      0.18     8.000       639       397,800    90.00      0.00   100.00
Virginia                   16       4,293,110      1.98     6.994       662       268,319    81.17     36.34   100.00
Washington                 35       7,710,303      3.55     7.097       662       220,294    80.77     34.84   100.00
Wisconsin                   2         220,000      0.10     7.536       668       110,000    80.00      0.00   100.00
                          ---    ------------    ------     -----       ---      --------    -----    ------   ------
TOTAL:                    710    $217,223,361    100.00%    6.765%      675      $305,948    81.02%    38.72%  100.00%
                          ===    ============    ======     =====       ===      ========    =====    ======   ======

(1) No more than approximately 0.99% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                       NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED
                         OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF ORIGINAL     MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN-TO-VALUE RATIOS    LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
--------------------  --------  ------------  --------  --------  --------  -----------  --------  -------  -------
50.00% or less             7    $  1,302,588     0.60%   6.502%      676      $186,084    44.04%    70.06%  100.00%
50.01% to 55.00%           3         716,000     0.33    6.525       676       238,667    53.25      0.00   100.00
55.01% to 60.00%           4         883,000     0.41    6.429       650       220,750    57.73     44.51   100.00
60.01% to 65.00%           5       1,181,198     0.54    6.377       669       236,240    64.01     12.55   100.00
65.01% to 70.00%          12       3,424,149     1.58    6.542       653       285,346    68.65     47.96   100.00
70.01% to 75.00%          17       5,647,319     2.60    6.632       651       332,195    74.20     62.39   100.00
75.01% to 80.00%         521     158,332,668    72.89    6.742       681       303,901    79.91     34.53   100.00
80.01% to 85.00%          41      13,000,691     5.98    6.626       675       317,090    84.18     57.00   100.00
85.01% to 90.00%          69      23,083,002    10.63    6.862       652       334,536    89.33     46.06   100.00
90.01% to 95.00%          31       9,652,747     4.44    7.390       658       311,379    94.57     49.47   100.00
                         ---    ------------   ------    -----       ---      --------    -----     -----   ------
TOTAL:                   710    $217,223,361   100.00%   6.765%      675      $305,948    81.02%    38.72%  100.00%
                         ===    ============   ======    =====       ===      ========    =====     =====   ======

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 28.26% to 95.00%.

LOAN PURPOSE

                        NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED
                          OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                       MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN PURPOSE             LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
------------           --------  ------------  --------  --------  --------  -----------  --------  -------  -------
Purchase                  361    $112,469,118    51.78%   6.767%      689      $311,549    80.29%    31.04%  100.00%
Refinance - Cashout       330      99,489,847    45.80    6.771       660       301,484    81.81     47.04   100.00
Refinance - Rate/Term      19       5,264,396     2.42    6.623       669       277,073    81.51     45.68   100.00
                          ---    ------------   ------    -----       ---      --------    -----     -----   ------
TOTAL:                    710    $217,223,361   100.00%   6.765%      675      $305,948    81.02%    38.72%  100.00%
                          ===    ============   ======    =====       ===      ========    =====     =====   ======

PROPERTY TYPE

                           NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED
                             OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                          MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PROPERTY TYPE               LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------             --------  ------------  --------  --------  --------  -----------  --------  -------  -------
Single Family                504    $156,759,112    72.16%   6.766%      673      $311,030    80.95%    38.21%  100.00%
Planned Unit Development      84      22,046,734    10.15    6.901       684       262,461    81.18     36.19   100.00
Two- to Four-Family           21       8,064,987     3.71    6.632       689       384,047    81.52     43.98   100.00
Condominium                  101      30,352,527    13.97    6.696       675       300,520    81.12     41.78   100.00
                             ---    ------------   ------    -----       ---      --------    -----     -----   ------
TOTAL:                       710    $217,223,361   100.00%   6.765%      675      $305,948    81.02%    38.72%  100.00%
                             ===    ============   ======    =====       ===      ========    =====     =====   ======

DOCUMENTATION

                            NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED
                              OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                           MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
DOCUMENTATION                LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------              --------  ------------  --------  --------  --------  -----------  --------  -------  -------
Full Documentation            298    $ 83,834,774    38.59%   6.660%      661      $281,325    81.31%   100.00%  100.00%
Limited Documentation         157      53,283,172    24.53    6.590       662       339,383    82.01      0.00   100.00
Streamlined Documentation     168      51,087,158    23.52    7.128       706       304,090    80.21      0.00   100.00
Stated Documentation           58      18,868,658     8.69    6.815       694       325,322    78.92      0.00   100.00
Lite Documentation             28       9,873,599     4.55    6.643       670       352,629    81.31      0.00   100.00
FULL-ALT Documentation          1         276,000     0.13    6.550       722       276,000    80.00    100.00   100.00
                              ---    ------------   ------    -----       ---      --------    -----    ------   ------
TOTAL:                        710    $217,223,361   100.00%   6.765%      675      $305,948    81.02%    38.72%  100.00%
                              ===    ============   ======    =====       ===      ========    =====    ======   ======

OCCUPANCY

              NUMBER     AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED
                OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
             MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
OCCUPANCY      LOANS    OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
---------    --------  ------------  --------  --------  --------  -----------  --------  -------  -------
Primary         692    $212,708,746    97.92%   6.765%      675      $307,383    80.95%    38.63%  100.00%
Second Home      17       4,411,115     2.03    6.781       695       259,477    83.97     41.43   100.00
Investment        1         103,500     0.05    6.565       707       103,500    90.00    100.00   100.00
                ---    ------------   ------    -----       ---      --------    -----    ------   ------
TOTAL:          710    $217,223,361   100.00%   6.765%      675      $305,948    81.02%    38.72%  100.00%
                ===    ============   ======    =====       ===      ========    =====    ======   ======

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                      NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                        OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
MORTGAGE LOANS AGE   MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
(MONTHS)               LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
1                      492     $151,832,541     69.90%    6.789%      677      $308,603    80.94%    41.10%  100.00%
2                      164       50,052,980     23.04     6.717       674       305,201    81.25     29.71   100.00
3                       42       11,513,376      5.30     6.781       660       274,128    80.58     40.03   100.00
4                       11        3,548,214      1.63     6.449       661       322,565    82.17     55.17   100.00
7                        1          276,250      0.13     5.990       580       276,250    85.00    100.00   100.00
                       ---     ------------    ------     -----       ---      --------    -----    ------   ------
TOTAL:                 710     $217,223,361    100.00%    6.765%      675      $305,948    81.02%    38.72%  100.00%
                       ===     ============    ======     =====       ===      ========    =====    ======   ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 months.

ORIGINAL PREPAYMENT PENALTY TERM

                      NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                        OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
ORIGINAL PREPAYMENT  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PENALTY TERM           LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
None                    197    $ 59,047,181     27.18%    6.988%      672      $299,732    81.63%    42.39%  100.00%
12 Months                22       7,897,798      3.64     6.850       688       358,991    82.17     48.51   100.00
24 Months               387     117,691,845     54.18     6.697       670       304,113    80.87     36.83   100.00
36 Months               104      32,586,536     15.00     6.586       697       313,332    80.15     36.52   100.00
                        ---    ------------    ------     -----       ---      --------    -----     -----   ------
TOTAL:                  710    $217,223,361    100.00%    6.765%      675      $305,948    81.02%    38.72%  100.00%
                        ===    ============    ======     =====       ===      ========    =====     =====   ======

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.

CREDIT SCORES

                      NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                        OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF             MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
CREDIT SCORES          LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
576 to 600               40    $ 10,816,964      4.98%    6.859%      591      $270,424    79.89%    72.37%  100.00%
601 to 625              114      32,746,391     15.07     6.818       613       287,249    81.89     57.26   100.00
626 to 650              119      33,987,039     15.65     6.610       639       285,605    81.73     51.14   100.00
651 to 675              120      36,589,089     16.84     6.874       664       304,909    81.72     29.14   100.00
676 to 700              110      33,515,070     15.43     6.818       687       304,682    80.29     24.34   100.00
701 to 725               95      30,955,552     14.25     6.714       713       325,848    80.60     30.19   100.00
726 to 750               59      21,152,780      9.74     6.675       736       358,522    80.23     32.15   100.00
751 to 775               29       9,325,775      4.29     6.796       762       321,578    79.44     15.02   100.00
776 to 800               23       7,820,201      3.60     6.755       787       340,009    81.08     48.37   100.00
801 to 825                1         314,500      0.14     6.900       809       314,500    85.00      0.00   100.00
                        ---    ------------    ------     -----       ---      --------    -----     -----   ------
TOTAL:                  710    $217,223,361    100.00%    6.765%      675      $305,948    81.02%    38.72%  100.00%
                        ===    ============    ======     =====       ===      ========    =====     =====   ======


The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 580 to 809 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 675.

CREDIT GRADE

                      NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                        OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                     MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
CREDIT GRADE           LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
AA                      511    $162,593,766     74.85%    6.770%      694      $318,187    80.79%    31.74%  100.00%
A                       163      44,511,105     20.49     6.742       625       273,074    82.02     56.76   100.00
A-                       36      10,118,489      4.66     6.797       593       281,069    80.18     71.54   100.00
                        ---    ------------    ------     -----       ---      --------    -----     -----   ------
TOTAL:                  710    $217,223,361    100.00%    6.765%      675      $305,948    81.02%    38.72%  100.00%
                        ===    ============    ======     =====       ===      ========    =====     =====   ======

GROSS MARGINS

                      NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                        OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF             MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
GROSS MARGINS          LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
2.001% to 2.500%          1    $    351,000      0.16%    7.050%      609      $351,000    87.75%   100.00%  100.00%
3.001% to 3.500%         16       3,416,150      1.57     6.811       672       213,509    80.63     63.13   100.00
3.501% to 4.000%         10       1,885,652      0.87     6.955       664       188,565    79.98     56.46   100.00
4.501% to 5.000%          2         922,998      0.42     5.573       653       461,499    85.46    100.00   100.00
5.001% to 5.500%         72      24,556,228     11.30     6.328       681       341,059    78.73     51.98   100.00
5.501% to 6.000%        162      52,006,129     23.94     6.471       675       321,025    79.95     40.26   100.00
6.001% to 6.500%        220      65,914,515     30.34     6.767       675       299,611    80.88     35.57   100.00
6.501% to 7.000%        123      36,914,953     16.99     7.013       666       300,122    82.20     33.55   100.00
7.001% to 7.500%         61      18,399,317      8.47     7.207       679       301,628    81.69     32.61   100.00
7.501% to 8.000%         43      12,856,420      5.92     7.475       690       298,987    85.79     31.78   100.00
                        ---    ------------    ------     -----       ---      --------    -----    ------   ------
TOTAL:                  710    $217,223,361    100.00%    6.765%      675      $305,948    81.02%    38.72%  100.00%
                        ===    ============    ======     =====       ===      ========    =====    ======   ======

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 2.500% per annum to 8.000% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.261% per annum.

MAXIMUM MORTGAGE RATES

                     NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                       OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF MAXIMUM    MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE RATES        LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
----------------    --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
11.500% or less          1    $    588,000      0.27%    4.875%      723      $588,000    80.00%     0.00%  100.00%
11.501% to 12.000%       5       1,932,738      0.89     5.387       656       386,548    78.51     61.40   100.00
12.001% to 12.500%      51      17,151,873      7.90     5.927       677       336,311    79.37     56.61   100.00
12.501% to 13.000%     187      65,223,644     30.03     6.322       681       348,790    80.19     41.11   100.00
13.001% to 13.500%     257      73,846,173     34.00     6.779       673       287,339    80.68     37.71   100.00
13.501% to 14.000%     123      34,639,249     15.95     7.295       667       281,620    82.70     38.43   100.00
14.001% to 14.500%      66      18,237,224      8.40     7.754       675       276,322    83.75     25.47   100.00
14.501% to 15.000%      13       3,510,650      1.62     8.332       692       270,050    80.84      7.86   100.00
15.001% to 15.500%       7       2,093,810      0.96     8.749       691       299,116    83.06     15.40   100.00
                       ---    ------------    ------     -----       ---      --------    -----     -----   ------
TOTAL:                 710    $217,223,361    100.00%    6.765%      675      $305,948    81.02%    38.72%  100.00%
                       ===    ============    ======     =====       ===      ========    =====     =====   ======

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.375% per annum to 15.490% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.264% per annum.

NEXT RATE ADJUSTMENT DATE

                            NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                              OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                           MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
NEXT RATE ADJUSTMENT DATE    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
-------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
June 2007                       1    $    276,250      0.13%    5.990%      580      $276,250    85.00%   100.00%  100.00%
September 2007                  9       2,873,214      1.32     6.336       669       319,246    81.74     68.13   100.00
October 2007                   40      11,015,776      5.07     6.792       660       275,394    80.61     38.68   100.00
November 2007                 134      39,759,787     18.30     6.741       669       296,715    80.63     28.88   100.00
December 2007                 358     109,496,545     50.41     6.875       671       305,856    81.29     37.43   100.00
September 2008                  1         315,000      0.15     6.990       607       315,000    90.00      0.00   100.00
November 2008                  11       3,197,123      1.47     6.807       655       290,648    85.70     57.62   100.00
December 2008                  23       7,266,350      3.35     6.619       663       315,928    83.04     63.02   100.00
September 2010                  1         360,000      0.17     6.875       639       360,000    78.77      0.00   100.00
November 2010                   5       2,115,092      0.97     6.629       682       423,018    85.05     14.01   100.00
December 2010                  15       3,614,819      1.66     6.630       651       240,988    77.49     43.65   100.00
October 2015                    2         497,600      0.23     6.537       656       248,800    80.00     70.10   100.00
November 2015                  14       4,980,978      2.29     6.500       726       355,784    81.70     25.05   100.00
December 2015                  96      31,454,827     14.48     6.547       706       327,654    79.62     48.51   100.00
                              ---    ------------    ------     -----       ---      --------    -----    ------   ------
TOTAL:                        710    $217,223,361    100.00%    6.765%      675      $305,948    81.02%    38.72%  100.00%
                              ===    ============    ======     =====       ===      ========    =====    ======   ======